As filed with the Securities and Exchange Commission on January 2, 2013

                           Registration No. 333-29289
                            Registration No. 811-8255

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ( X )

                         Pre-Effective Amendment No. ( )

                        Post-Effective Amendment No. (88)

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ( X )

                               Amendment No. (89)

                                WORLD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
             8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
                    (Address of Principal Executive Offices)

                                 (800) 527-9525
                         (Registrant's Telephone Number)

                              Jones & Keller, P.C.
                            1999 Broadway, Suite 3150
                                Denver, CO 80202
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b).
[X]  on January 2, 2013 pursuant to paragraph (b).
[ ]  60 days after filing pursuant to paragraph (a)(a).
[ ]  on________________________pursuant to paragraph (a)(1).
[ ]  75 days after filing pursuant to paragraph (a)(2).
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

                                   PROSPECTUS

								 January 2, 2013


                           TOREADOR INTERNATIONAL FUND

                          INVESTOR CLASS TICKER: TMRFX
                           (PREVIOUSLY CLASS A SHARES)

                       INSTITUTIONAL SHARES TICKER: TMRIX

                         Series of The World Funds, Inc.
                                 (the "Company")
                          A "Series" Investment Company

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR COMPLETENESS OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Summary
  Investment Objective                                                         1
  Fees and Expenses                                                            1
  Principal Investment Strategies                                              3
  Principal Risks                                                              4
  Performance Information                                                      5
  Investment Adviser                                                           7
  Portfolio Manager                                                            7
  Purchase and Sale of fund Shares                                             7
  Tax Information                                                              8
  Payments to Broker-Dealers and Other Financial Intermediaries                8
Additional Information About Fund Investments                                  9
Additional Information About Risk                                             10
Portfolio Holdings Disclosure                                                 13
The Investment Adviser                                                        13
The Portfolio Manager                                                         14
How To Buy Shares                                                             15
How To Sell Shares                                                            18
Dividends, Distributions and Taxes                                            20
Net Asset Value                                                               21
Fair Value Pricing                                                            22
Frequent Trading                                                              23
General Information                                                           25
Distribution Arrangements                                                     27
Financial Highlights                                                          34
For More Information About The Fund                                   Back Cover

FUND SUMMARY

INVESTMENT OBJECTIVE
--------------------

The investment objective of the Fund is capital appreciation.

FEES AND EXPENSES
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          INVESTOR SHARES           INSTITUTIONAL
                                      (PREVIOUSLY CLASS A                  SHARES
                                                  SHARES)           -------------
                                                  -------
Redemption Fee as a % of
amount redeemed, if                                 1.00%                   1.00%(1)
applicable) (1)

ANNUAL OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Advisory Fee                                        1.15%                   1.15%
Distribution (12b-1) and Service Fees               0.25%                    None
Other Expenses                                      1.95%                   1.95%
Acquired Fund Fees and Expenses                     0.00%                   0.00%
Total Annual Fund Operating Expenses (2)            3.35%                   3.10%
Less Fee Waivers and/or Expense Reimbursements(2)  (1.35%)                 (1.35%)
                                                  -------                 -------
Net Expenses(2)                                     2.00%                   1.75%
                                                  =======                 =======

(1) This redemption charge applies to shares redeemed within 90 days of purchase and is retained by the Fund to defray expenses created by short-term investments in the Fund.
(2) The Adviser has contractually agreed to reduce fees and reimburse expenses until December 31, 2013 in order to keep Net Expenses (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 2.00% and 1.75% of the Fund's Investor Class (previously Class A) and Institutional shares' average daily net assets, respectively. As a result of the Advisor and the related advisory contract being approved by the shareholders on December 27, 2012, the Total Annual Fund Operating Expenses in this table reflect the new fees and are different from those in the Financial Highlights section of this Prospectus.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
SHARE CLASS                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Investor Class Shares             $203         $904        $1,629       $3,549
(previously Class A Shares)
-------------------------------------------------------------------------------
Institutional Shares              $178         $830        $1,508       $3,317

PORTFOLIO TURNOVER
------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37.69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located outside the United States. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks.

The foreign securities the Fund purchases may not always be purchased on the principal market. For example, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security. Depositary receipts include securities such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that represent ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depositary, whereas an unsponsored facility is established by the depositary without participation by the issuer of the underlying security. The market value of depositary receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.

In addition to the equity securities described above, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds ("ETFs"). ETFs, generally, are investment companies that seek to track the performance of a particular market index. These investment companies invest in securities that are consistent with the Fund's investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. Securities of other investment companies will be acquired by the Fund within the limits contained in the Investment Company Act of 1940, as amended (the "1940 Act"). In selecting securities for the Fund, Toreador Research & Trading, LLC (the "Adviser") emphasizes fundamental company-by-company analysis in conjunction with a broader analysis of specific sectors. When relevant, however, the Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. The primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Adviser believes are comparable. The Adviser, in selecting investments, will also consider macro-economic factors such as inflation and gross domestic product growth.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of the Fund's portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company's management appears to be engaging in conduct not in the best interest of public shareholders; (4) if it is necessary to sell loss positions in order to reduce taxable gains to Fund shareholders reflected in earlier sales of positions with gains; and (5) if it is necessary to raise funds to cover redemptions.

PRINCIPAL RISKS
---------------

The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Fund's investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

These factors contribute to price volatility, which is the principal risk of investing in the Fund.

MARKET RISK ? The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, stock prices will decline. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

FOREIGN INVESTING ? The Fund will invest in foreign securities. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Therefore, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

EMERGING AND DEVELOPING MARKETS ? The Fund's investments in emerging and developing countries involve the same risks that are associated with foreign investing in general. In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

DEPOSITARY RECEIPTS ? In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

INVESTMENT COMPANIES AND ETFs ? The Fund may invest a portion of its assets in other investment companies, including ETFs. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which may result in a loss.

NON-DIVERSIFICATION RISK ? The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these securities, and may experience increased volatility due to its investments in these securities.

PERFORMANCE INFORMATION
-----------------------

The Fund began operations on October 1, 1998 as the Third Millennium Russia Fund (the "Predecessor Fund"). On August 2, 2012, the Board of Directors of the Fund approved a new Interim Investment Advisory Agreement between the Company, on behalf of the Fund, and the Adviser. On October 10, 2012 the Fund's name and investment policies were changed and on December 27, 2012, shareholders approved the new investment advisory agreement between the Company, on behalf of the Fund, and the Adviser; therefore no performance information is being presented as the Fund has not yet completed a full calendar year of operations.

INVESTMENT ADVISER
------------------

Beginning August 2, 2012, Toreador Research & Trading, LLC, the Advisor,has served as the interim investment adviser to the Fund. On December 27, 2012, shareholders approved the new investment advisory agreement between the Company, on behalf of the Fund, and the Adviser.

PORTFOLIO MANAGER
-----------------
Mr. Paul Blinn and Mr. Rafael Resendes have served as the Portfolio Managers to the Fund since August 2, 2012.

PURCHASE AND SALE OF FUND SHARES
--------------------------------

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund for Investor Shares (previously Class A Shares) is $2,500 and $100,000 for Institutional Shares. Subsequent investments must be in amounts of $100 for Investor Shares (previously Class A Shares) and $10,000 for Institutional Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

TAX INFORMATION
---------------

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
-------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

While the Fund intends to remain substantially invested in equity securities or securities convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock, depending upon market conditions, the Adviser may reduce its holdings in equity securities and invest without limit in cash and other short-term debt securities.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Fund also may use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment objective.

TEMPORARY DEFENSIVE POSITIONS ? The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and invest without limit in short-term (less than twelve months to maturity) debt securities or hold cash. The short-term debt securities in which the Fund may invest consist of: (1) obligations of the U.S. and its respective agencies or instrumentalities; (2) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S.; (3) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (4) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. companies. The Fund intends to invest for temporary defensive purposes only in short-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Adviser. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's total assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's total assets.

ADDITIONAL INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities.

The Fund has investment goals and strategies for reaching these goals. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goals. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The judgments of the Adviser about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

DEPOSITARY RECEIPTS ? The Fund may invest indirectly in securities through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are typically issued by a U.S. bank or trust company and represent ownership of underlying foreign securities. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and represent ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. In addition to the risks of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

THE INVESTMENT ADVISER


The Fund was established in June of 1998 as the Third Millennium Russia Fund, (the "Predecessor Fund"), advised by Third Millennium Investment Advisors LLC (the "Predecessor Adviser"). On August 2, 2012, the Board of Directors of the Fund (the "Board") approved a new interim investment advisory agreement between the Company, on behalf of the Fund, and Toreador Research & Trading, LLC (the "Adviser"). At its meeting held August 23-August 24, 2012, the Board approved a proposed two (2) year investment advisory agreement and that agreement was approved by shareholders at a special meeting of shareholders called on December 27, 2012 to consider the agreement.


Toreador Research & Trading, LLC, a Delaware limited liability corporation organized in Delaware, has been serving as the interim adviser for the Fund since August 2, 2012, upon approval of the Company's Board of Directors. The principal office of the Adviser is 7493 North Ingram, Suite 104, Fresno, California 93711. As of October 31, 2012, the Adviser had approximately $44 million in assets under management.

The Adviser manages the investments of the Fund pursuant to an interim investment advisory agreement (the "Interim Advisory Agreement"). Under the Interim Advisory Agreement, the Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. Under the Interim Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and 1.25% on the average daily net assets of the Fund over $250 million.

On December 27, 2012, shareholders approved the new investment advisory agreement (the "New Advisory Agreement") between the Company, on behalf of the Fund, and the Adviser. Pursuant to the New Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate of 1.15% on the Fund's average daily net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses until December 31, 2013 in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 2.00% and 1.75% for the Fund's Investor shares and Institutional shares, respectively. If at any point it becomes unnecessary for the Adviser to waive fees or make expense reimbursements, the Adviser may recover the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years. Such reimbursement must be authorized by the Board.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's semi-annual report to shareholders dated February 28, 2013.

THE PORTFOLIO MANAGERS

Mr. Paul Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Fund's portfolio, including stock selection, investment monitoring and trading. Mr. Blinn has 20 years of capital market experience, during which time he had oversight and direct responsibility for the discretionary trading and risk management of large and complex portfolios of cash and derivative securities using numerous arbitrage strategies that sought to exploit pricing discrepancies identified by statistical models. He acquired this experience as an Executive Director at UBS, a global financial firm, and its predecessor banks from 1985 to 2000, and, most recently, as a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance.

Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Fund's portfolio, including stock selection and investment monitoring. Mr. Resendes, co-founder of the Applied Finance Group, has over 17 years of capital market experience and has spent the past 12 years in the area of equity research and valuation. Mr. Resendes has been an adjunct professor of finance at DePaul University in Chicago, and is a frequently cited source for publications such as Forbes, The Wall Street Journal, and CBS MarketWatch.com, among others. Mr. Resendes was co-portfolio manager of an equity hedge fund sponsored by AFG from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed and ownership of shares of the Fund.

HOW TO BUY SHARES

You may purchase shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. You may request a copy of this prospectus by calling (800) 527-9525. Investment professionals who offer shares of the Fund may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, investment professionals may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus.
Investors should consult their investment professional regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

SHARE CLASS ALTERNATIVES - The Fund currently offers investors two different classes of shares through this prospectus: Investor Shares charging a 0.25% 12b-1 fee and Institutional Shares, not charging 12b-1 fees.

The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.


MINIMUM INVESTMENTS - The minimum initial investment for Investor Shares is $2,500. Institutional Shares are only available to "qualified investors" with a minimum investment of at least $100,000. Additional investments in Investor Shares must be in amounts of $100 or more. Institutional Shares subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.


CUSTOMER IDENTIFICATION PROGRAM - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

       o Name;
       o Date of birth (for individuals);

       o Residential or business street address (although post office boxes are still permitted for mailing); and
       o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

PURCHASES BY MAIL ? For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

PURCHASES BY WIRE - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

GENERAL ? The Company reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Investor Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

OTHER PURCHASE INFORMATION - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares at any time and in any amount by mail or telephone. You may also redeem Fund shares through authorized broker-dealers. Brokers may charge transaction fees for the sale of Fund shares, depending on your arrangement with the broker.

For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request in good order, less any deferred sales charge as applicable. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.


REDEMPTION BY MAIL ? To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Toreador International Fund, Attn: Redemptions, 8730 Stony
Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.


REDEMPTION BY TELEPHONE ? You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

REDEMPTION BY WIRE ? If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ? Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

TAXES ? In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distributions and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN);
(2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).


Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund's shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.


NET ASSET VALUE

The Fund's share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Investor or Institutional shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

FAIR VALUE PRICING

The Fund's securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Adviser, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and a redemption) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and restricted possibly from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

GENERAL INFORMATION

SIGNATURE GUARANTEES ? To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

PROPER FORM ? Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

SMALL ACCOUNTS ? Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

AUTOMATIC INVESTMENT PLAN ? Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

EXCHANGE PRIVILEGE ? You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

HOW TO TRANSFER SHARES ? If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s);
(iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS ? Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

SHAREHOLDER COMMUNICATIONS ? The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at
(800) 527-9525.

GENERAL ? The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

The Fund's Board has approved this waiver and the imposition of a 1.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Investor Shares through such programs, you will be subject to a 1.00% redemption fee if you redeem your shares less than 90 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short term trading effected through accounts with financial intermediaries.

RULE 12b-1 FEES - The Board has adopted a Distribution Plan for the Fund's Investor Class Shares. Pursuant to the 12b-1 Plan, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Investor Class Share expenses. The Fund may pay Rule 12b-1 Fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 Fee were paid because of the expense limitation. Because these fees are paid out of a class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

SHAREHOLDER SERVICING - The Distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund.

FINANCIAL HIGHLIGHTS

The Fund began operations on October 1, 1998 as the Third Millennium Russia Fund (the "Predecessor Fund"). These financial highlights, presented through August 31, 2012, are those of the Predecessor Fund and do not reflect the Fund's operations since August 31, 2012.

The financial highlights table is intended to help you understand the Fund's (and the Predecessor Fund's) financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned (or lost) on an investment in Investor and Institutional shares of the Fund (and the Predecessor Fund) (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund (and the Predecessor Fund) is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

TOREADOR INTERNATIONAL FUND (FORMERLY, THE THIRD MILLENNIUM RUSSIA FUND) FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                     INVESTOR CLASS (PREVIOUSLY CLASS A SHARES)
                                                                YEAR ENDED AUGUST 31,
                                              -------------------------------------------------------
                                              2012        2011        2010        2009        2008
                                              ----        ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD           $20.92      $19.22      $15.29      $47.18      $57.62
                                              -------     -------     -------     -------     -------
INVESTMENT ACTIVITIES
   Net investment income (loss)(1)              (0.12)      (0.20)      (0.23)      (0.05)      (0.58)
   Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                     (6.90)       1.90        4.31      (25.55)      (0.51)
                                              -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT ACTIVITIES                (7.02)       1.70        4.08      (25.60)      (1.09)
                                              -------     -------     -------     -------     -------
DISTRIBUTIONS
   Net realized gain                                -           -       (0.15)      (6.29)      (9.36)
                                              -------     -------     -------     -------     -------
   Total distributions                              -           -       (0.15)      (6.29)      (9.36)
                                              -------     -------     -------     -------     -------
   Paid in capital from redemption fees             -           -           -           -        0.01
                                              -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                 $13.90      $20.92      $19.22      $15.29      $47.18
                                              =======     =======     =======     =======     =======
TOTAL RETURN                                   (33.56%)      8.84%      26.66%     (45.56%)     (4.86%)

RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
   Expenses                                      3.18%(C)    2.75%       2.75%       2.75%       2.75%
   Expenses, net(B)                              3.18%(C)    2.75%       2.75%       2.75%       2.75%
   Net investment loss                          (0.68%)     (0.85%)     (1.20%)     (0.33%)     (0.98%)
Portfolio turnover rate                         37.69%      54.05%      93.41%      53.64%      47.77%
Net assets, end of period (000's)             $10,885     $23,624     $29,868     $29,270     $78,375

* Annualized
** Not annualized
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.95% for the year ended August 31, 2012; 0.27% for the year ended August 31, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009 and 0.11% for the year ended August 31, 2008.
(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio includes expenses incurred for changing investment advisors effective August 2, 2012 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.43% reduction in the expense ratio for the year ended August 31, 2012.
(1) Per share amounts calculated using the average number of shares outstanding.

TOREADOR INTERNATIONAL FUND (FORMERLY, THE THIRD MILLENNIUM RUSSIA FUND) FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                  CLASS I SHARES
                                                               YEAR ENDED AUGUST 31,
                                              -------------------------------------------------------
                                              2012        2011        2010        2009        2008
                                              ----        ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD          $22.30       $20.44      $16.25      $48.85      $59.03
                                              ------      -------     -------     -------     -------
INVESTMENT ACTIVITIES
   Net investment income (loss)(1)             (0.08)       (0.15)      (0.20)       0.05       (0.44)
   Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                    (7.43)        2.01        4.54      (26.36)      (0.38)
                                              ------      -------     -------     -------     -------
TOTAL FROM INVESTMENT ACTIVITIES               (7.51)        1.86        4.34      (26.31)      (0.82)
                                              ------      -------     -------     -------     -------
DISTRIBUTIONS
   Net realized gain                               -            -       (0.15)      (6.29)      (9.36)
                                              ------      -------     -------     -------     -------
   Total distributions                             -            -       (0.15)      (6.29)      (9.36)
                                              ------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                $14.79       $22.30      $20.44      $16.25      $48.85
                                              ======      =======     =======     =======     =======
TOTAL RETURN                                  (33.68%)       9.10%      26.69%     (45.46%)     (4.21%)

RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
   Expenses                                     2.93%(C)     2.50%       2.50%       2.50%       2.50%
   Expenses, net(B)                             2.93%(C)     2.50%       2.50%       2.50%       2.50%
   Net investment loss                         (0.43%)      (0.60%)     (0.95%)      0.35%      (0.73%)
Portfolio turnover rate                        37.69%       54.05%      93.41%      53.64%      47.77%
Net assets, end of period (000's)               $620      $12,138     $17,274     $18,288     $20,469

* Annualized
** Not annualized
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.95% for the year ended August 31, 2012; 0.27% for the year ended August 31, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009 and 0.11% for the year ended August 31, 2008.
(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio includes expenses incurred for changing investment advisors effective August 2, 2012 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.43% reduction in the expense ratio for the year ended August 31, 2012.
(1) Per share amounts calculated using the average number of shares outstanding.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated January 2, 2013, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@ccofva.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.


Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(INVESTMENT COMPANY ACT FILE NO. 811-8255)

                              THE WORLD FUNDS, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOREADOR INTERNATIONAL FUND
                                 Investor Shares
                              Institutional Shares


								 January 2, 2013

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses for the Toreador International Fund (the "Fund"), dated January 2, 2013, as listed below, as may be supplemented or revised from time to time. You may obtain a prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.


Current prospectus:

    o    Investor Shares
    o    Institutional Shares

                                TABLE OF CONTENTS


                                                                            PAGE
GENERAL INFORMATION                                                            1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                            1
INVESTMENT PROGRAMS                                                            2
STRATEGIC TRANSACTIONS                                                         4
OTHER INVESTMENTS                                                              7
INVESTMENT RESTRICTIONS                                                        8
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS                                   10
MANAGEMENT OF THE COMPANY                                                     12
PRINCIPAL SECURITIES HOLDERS                                                  17
ADVISER AND ADVISORY AGREEMENT                                                17
MANAGEMENT-RELATED SERVICES                                                   19
PORTFOLIO TRANSACTIONS                                                        21
CAPITAL STOCK AND DIVIDENDS                                                   23
DISTRIBUTION                                                                  24
PLAN OF DISTRIBUTION                                                          25
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES                              27
SPECIAL SHAREHOLDER SERVICES                                                  30
TAX STATUS                                                                    31
INVESTMENT PERFORMANCE                                                        33
FINANCIAL INFORMATION                                                         36
PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES             Appendix A

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Investor Shares and Institutional Class Shares of the Toreador International Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified," as that term is defined in the 1940 Act.

The Fund began operations in June 1998 as the Third Millennium Russia Fund (the "Predecessor Fund"). On August 2, 2012, the Board of Directors of the Fund approved a new interim investment advisory agreement between the Company, on behalf of the Fund, and Toreador Research & Trading, LLC (the "Adviser"). On October 10, 2012, the Fund's name and investment policies were changed. On December 27, 2012 shareholders of the Fund approved the New Investment Advisory Contract between the Company, on behalf of the Fund, and the Adviser. Certain of the financial information contained in this SAI is that of the Predecessor Fund.

As of the date of this SAI, the Fund is authorized to issue three classes of shares, although only two classes are currently being offered to new investors:
Investor Shares charging a distribution (i.e., 12b-1)fee and Institutional Shares not charging any 12b-1 fees. The C Class Shares are currently closed to new purchases. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Board") without shareholder approval; except that the Fund will give shareholders at least sixty
(60) days' prior notice of any change with respect to its policy of investing, under normal circumstances, at least 80% of its net assets in securities of companies located outside of the United States.

NON-DIVERSIFICATION. The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets. The Internal Revenue Service requires that more than 50% of the Fund's total assets must consist of the following per subchapter M of the Internal Revenue Service Code:

    o   cash
    o   U.S. government securities
    o   Investments in other mutual funds
    o   Individual securities that represent less than 5% of the total assets
    o No more than 25% of the value of the total assets is invested in one issuer

                               INVESTMENT PROGRAMS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

Common Stock - Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock - Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Convertible Securities - The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and therefore may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Warrants - The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures - Debentures are a general debt obligation backed only by the integrity of the borrower and documented by an agreement called an Indenture. An unsecured bond is a debenture.

Illiquid Securities - The Fund may hold up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities - The Fund may invest in debt securities. It generally will invest in debt securities rated Baa or higher by Moody's Investor Service, Inc.("Moody's") or BBB or higher by Standard & Poor's Rating Group ("S&P") or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro." International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, and bank or holding company debt securities.

Depositary Receipts - Assets of the Fund may be invested on a global basis to take advantage of investment opportunities both within the United States and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and represent ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and represent ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Borrowing - As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

STRATEGIC TRANSACTIONS. The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

OPTIONS. The Fund may purchase and sell options as described herein.

PUT AND CALL OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (currently, the close of regular trading on the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed, or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security.

Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option.

As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund's investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.

The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund's investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains there from not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

TRANSACTION HEDGING. Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income there from.

The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

POSITION HEDGING. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

CROSS HEDGING. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U.S. dollar, the investment adviser may enter into a contract to sell euros and buy U.S. dollars.

COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

EUROCURRENCY INSTRUMENTS. The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

SEGREGATED AND OTHER SPECIAL ACCOUNTS. In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations.

If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.

Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

                                OTHER INVESTMENTS

Initial Public Offerings - The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

European Currency - Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries.

Due to this change and its impact on the European capital markets in which the Fund may invest, the Fund may face additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Miscellaneous - The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided that such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - In addition to its investment objective, the Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1. As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2. Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or more than 10% of any class of the outstanding stock or securities of such issuer.

3. Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4. Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

5. Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6. Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. government securities.

7. Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9. Invest in interests in oil, gas, or other mineral explorations or development programs.

10.  Issue senior securities.

11. Participate on a joint or a joint and several basis in any securities trading account.

12. Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13.  Invest in companies for the purpose of exercising control.

14. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15.  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

1. Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

     (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.   Hold more than 15% of its net assets in illiquid securities.

In addition, the Fund shall:

Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                   DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten
(10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty
(60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so.
The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. There may be instances where the interests of the Fund's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company, the Fund, the Adviser nor any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

BOARD RESPONSIBILITIES. The management and affairs of the Company and its series, including the Fund described in this SAI, are overseen by the Directors. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Company.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Directors are responsible for overseeing the Company's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.

The Directors' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Company's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments.

The Company's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Company's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Company's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

DIRECTORS AND OFFICERS. There are four members of the Board of Directors, three of whom are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). John Pasco, III, an interested person of the Company, serves as Chairman of the Board. The Company does not have a lead Independent Director. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Board made this determination in consideration of, among other things, the fact that the Independent Directors constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Director, the amount of assets under management in the Company, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from fund management.

The Board of Directors has three standing committees: the Audit Committee, Governance and Nominating Committee, and Pricing and Brokerage Committee. Each Committee is chaired by an Independent Director and composed of all of the Independent Directors.

Set forth below are the names, year of birth, position with the Company, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Director or Officer of the Company.

----------------------------------------------------------------------------------------------------------------------
                                                                                                          OTHER
                                             NUMBER                                                   DIRECTORSHIPS
                           POSITION(S)       OF FUNDS                                                 BY DIRECTORS
                            HELD WITH           IN            PRINCIPAL OCCUPATION(S)                 AND NUMBER OF
 NAME, ADDRESS AND         COMPANY AND       COMPANY          DURING THE PAST FIVE (5)                 FUNDS IN THE
     YEAR BORN                TENURE         OVERSEEN                YEARS                               COMPLEX
                                                                                                         OVERSEEN
----------------------------------------------------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------------------------------------------------
* John Pasco, III (1)      Chairman,            4       Treasurer and Director of Commonwealth        World Funds
8730 Stony Point           Director and                 Shareholder Services, Inc. ("CSS"), the       Trust - 2 Funds;
Parkway                    President since              Company's Administrator, since 1985;          and American
Suite 205                  May, 1997                    President and Director of First Dominion      Growth Fund - 2
Richmond, VA 23235                                      Capital Corp. ("FDCC"), the Company's         Funds
(1945)                                                  underwriter; President and Director of
                                                        Commonwealth Fund Services, Inc., the
                                                        Company's Transfer and Disbursing
                                                        Agent since 1987; President and
                                                        Treasurer of Commonwealth Capital
                                                        Management, Inc. since 1983 ; President
                                                        of Commonwealth Capital Management,
                                                        LLC, the adviser to the Fund and the
                                                        adviser to the Satuit Capital Small Cap
                                                        Fund series of the Company, from
                                                        December, 2000 to October, 2007;
                                                        President and Director of Commonwealth
                                                        Fund Accounting, Inc., which provides
                                                        bookkeeping services to the Company;
                                                        and Chairman, Trustee of The World
                                                        Insurance Trust, a registered investment
                                                        company, since May, 2002. Mr. Pasco is
                                                         a certified public accountant.
----------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.            Director since      4       Retired. Manager of the Customer              T Satuit Capital
8730 Stony Point            May, 1997                   Services Operations and Accounting            Management
Parkway                                                 Division of the Potomac Electric Power        Trust 1 Fund;
Suite 205                                               Company from August,1978 until April,
Richmond, VA 23235                                      2005; a Trustee of The World Insurance
 (1940)                                                 Trust, a registered investment company,
                                                        since May, 2002; a Trustee of Satuit
                                                        Capital Management Trust, a registered
                                                        investment company, since October, 2002
                                                        and a Trustee of Janus Advisors Series
                                                        Trust, a registered investment company,
                                                        from 2003 to 2005.
----------------------------------------------------------------------------------------------------------------------
William E. Poist            Director since      4       Financial and Tax Consultant through his      Satuit Capital
8730 Stony Point            May, 1997                   firm Management Funds Consulting for          Management
Parkway                                                 Professionals since 1974; a Trustee of        Trust 1 Fund;
Suite 205                                               Satuit Capital Management Trust, a
Richmond, VA 23235                                      registered investment company, since
 (1939)                                                 November, 2003; and a Trustee of The
                                                        World Insurance Trust, a registered
                                                        investment company, since May, 2002.
                                                        Mr. Poist is a certified public accountant.
----------------------------------------------------------------------------------------------------------------------
Paul M. Dickinson           Director since      4       President of Alfred J. Dickinson, Inc.        Satuit Capital
8730 Stony Point            May, 1997                   Realtors since April, 1971; a Trustee of      Management
Parkway                                                 Satuit Capital Management Trust, a            Trust 1 Fund;
Suite 205                                               registered investment company, since
Richmond, VA 23235                                      November, 2003 and Trustee of The
 (1947)                                                 World Insurance Trust, a registered
                                                        investment company, since May, 2002.
----------------------------------------------------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------------------------------------------------
Karen M. Shupe              Secretary          N/A      Managing Director, Commonwealth               N/A
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8730 Stony Point            since 2005 and              Shareholder Services, since 2003.
Parkway                     Treasurer since             Financial Reporting Manager,
Suite 205                   June, 2006                  Commonwealth Shareholder Services,
Richmond, VA 23235                                      Inc. from 2001 to 2003.
(1964)
----------------------------------------------------------------------------------------------------------------------
Lauren Jones                Assistant          N/A      Relationship Manager, Commonwealth            N/A
8730 Stony Point            Secretary since             Shareholder Services, since 2006.
Parkway                     February, 2010              Account Manager, Insider NYC Event
Suite 205                                               Planning from 2004-2005.
Richmond, VA 23235
(1982)
----------------------------------------------------------------------------------------------------------------------
David D. Jones, Esq.        Chief              N/A      Managing Member, Drake Compliance,            N/A
395 Sawdust Road,           Compliance                  LLC, a regulatory consulting firm, since
Suite 2137                  Officer since               2004. Principal Attorney, David Jones &
The Woodlands, TX           June, 2008                  Assoc., P.C., a law firm, since 1998.
77380
(1957)
----------------------------------------------------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the European Equity Fund series of the Company; (3) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (4) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

Individual Director Qualifications

The Board has concluded that each of the Directors should serve on the Board because of his ability to review and understand information about the Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund's shareholders. The Board has concluded that each of the Directors should serve as a Director based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Pasco should serve as Director because of the experience he has gained in his various roles with the Company's administrator, principal underwriter, transfer agent, and accounting services agent, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Boyd should serve as Director because of his background in accounting, the experience he gained serving as the Manager of the Customer Services Operations and Accounting Division of a large power company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Poist should serve as Director because of the experience he gained as a certified public accountant and as the President of a financial and tax consulting business, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

The Board has concluded that Mr. Dickinson should serve as Director because of the business experience he gained as the President of a real estate company, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Company since 1997.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of individual Directors are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Each Director serves for an indefinite term and until the earlier of the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. During its most recent fiscal year ended August 31, 2012, the Audit Committee met four times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended August 31, 2012, the Governance and Nominating Committee met four times.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, reviews the application of the Company's valuation procedures and brokerage policies and procedures and makes certain determinations in accordance with the procedures. During its most recent fiscal year ended August 31, 2012, the Pricing and Brokerage Committee met four times.

As of December 31, 2012, the directors beneficially owned the following dollar range of equity securities in the Fund:


-----------------------------------------------------------------------------------------------
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN     AGGREGATE DOLLAR RANGE OF EQUITY
                      THE FUND                                 SECURITIES IN ALL FUNDS OF THE
                                                               COMPANY OVERSEEN BY THE
                                                               DIRECTORS
-----------------------------------------------------------------------------------------------
John Pasco, III       None                                     None
-----------------------------------------------------------------------------------------------
Samuel Boyd, Jr.      None                                     None
-----------------------------------------------------------------------------------------------
Paul M Dickinson      None                                     $10,001-$50,000
-----------------------------------------------------------------------------------------------
William E. Poist      None                                     $10,001-$50,000
-----------------------------------------------------------------------------------------------


For the fiscal year ended August 31, 2012, the directors received the following compensation from the Company:


----------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR AND          AGGREGATE COMPENSATION      PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
POSITION HELD                 FROM THE FUND FOR FISCAL    BENEFITS ACCRUED AS      THE COMPANY
                              YEAR ENDED AUGUST 31,       PART OF FUND EXPENSES
                              2012 (1)
----------------------------------------------------------------------------------------------------------
John Pasco, III, Chairman     $-0-                        N/A                      $-0-
----------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr., Director    $3,600                      N/A                      $12,650
----------------------------------------------------------------------------------------------------------
Paul M Dickinson,             $3,600                      N/A                      $12,650
Director
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
William E. Poist, Director    $3,600                      N/A                      $12,650
----------------------------------------------------------------------------------------------------------


(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board for the Fund's fiscal year ended August 31, 2012.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2012. The Company consisted of a total of four funds as of August 31, 2012.

Sales Loads - No front-end or contingent deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

Code of Ethics - The Fund, the Adviser and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS


As of December 31, 2012, the following persons were record owners (or to the knowledge of the Company, beneficial owners) of 5% or more of the shares of Investor Shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.



Charles Schwab                      308,047.255             48.55%
101 Montgomery Street
San Francisco, CA 94104

NFSC                                68,042.786              10.72%
7330 S. 37th Street
Lincoln, NE 68103

Ameritrade, Inc.                    95,763.077              15.09
P.O. Box 2226
Omaha, NE 68103



As of December 31, 2012, the following persons were record owners (or to the knowledge of the Company, beneficial owners) of 5% or more of the shares of Institutional Shares of the Fund.



--------------------------------------------------------------------------------
NAMES AND ADDRESSES                NUMBER OF SHARES         PERCENT OF CLASS
--------------------------------------------------------------------------------
NFSC                                  17,178.475                 45.71%
200 Seaport Boulevard ZE7B
Boston, MA 02210

Pershing, LLC                         19,995.192                 53.10%
Jersey City, NJ 07303



As of December 31, 2012, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding Investor or Institutional shares of the Fund.


                         ADVISER AND ADVISORY AGREEMENT

Toreador Research & Trading, LLC, located at 7493 North Ingram, Suite 104, Fresno, CA 93711 (the "Adviser") manages the investments of the Fund. The Adviser is registered as an adviser under the Advisers Act of 1940, as amended. The Adviser is a privately held, limited liability company.

On August 2, 2012, the Board of Directors of The World Funds, Inc. (the "Board") approved Toreador Research & Trading, LLC ("Toreador") to act as interim investment adviser to the Fund under SEC Rule 15a-4 of the Investment Company Act of 1940. On August 23-24, 2012, at a regular Board meeting, the Board considered a proposed two (2) year investment advisory agreement between the Fund and Toreador. The two (2) year investment advisory agreement (the "New Advisory Agreement") between the Fund and Toreador was approved by shareholders at a special meeting of shareholders called on December 27, 2012 to consider the agreement.

Under the New Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Pursuant to the terms of the New Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the New Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

For its services under the New Advisory Agreement, the Adviser is entitled to a fee which is calculated daily and paid monthly at an annual rate of 1.15% on the average daily net assets of the Fund.


The Predecessor Adviser received the following fees for investment advisory services to the Fund for each of the years set forth below ending on August 31.



-------------------------------------------------------------------------------
Year                            Earned                      Waived
-------------------------------------------------------------------------------
2010                            1,006,090                   262,109
-------------------------------------------------------------------------------
2011                              878,638                   137,707
-------------------------------------------------------------------------------
2012                              346,083                   187,916
-------------------------------------------------------------------------------


In the interest of limiting the Fund's expenses, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit their fees and/or assume other expenses until December 31, 2013 so that the ratio of net expenses is limited to 2.00% and 1.75% for the Fund's Investor Shares' and Institutional Shares' average daily net assets, respectively. This limit does not apply to interest, taxes, brokerage commissions, acquired fund fees, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.
As of August 31, 2012, there are no recoverable expense reimbursements or fee waivers. [c1]

Portfolio Managers

Mr. Paul Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Fund's portfolio, including stock selection, investment monitoring and trading. Mr. Blinn has 20 years of capital market experience, during which time he had oversight and direct responsibility for the discretionary trading and risk management of large and complex portfolios of cash and derivative securities using numerous arbitrage strategies that sought to exploit pricing discrepancies identified by statistical models. He acquired this experience as an Executive Director at UBS, a global financial firm, and its predecessor banks from 1985 to 2000, and, most recently, as a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance.

Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Fund's portfolio, including stock selection and investment monitoring. Mr. Resendes, co-founder of the Applied Finance Group, has over 17 years of capital market experience and has spent the past 12 years in the area of equity research and valuation. Mr. Resendes has been an adjunct professor of finance at DePaul University in Chicago, and is a frequently cited source for publications such as Forbes, The Wall Street Journal, and CBS MarketWatch.com, among others. Mr. Resendes was co-portfolio manager of an equity hedge fund sponsored by AFG from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.


CSS, as administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS received 0.20% of average daily net assets. As provided in the Administrative Agreement, CSS received fees of $51,552, $123,274 and $141,926 for the fiscal years ended August 31, 2012, 2011 and 2010, respectively, from the Predecessor Fund.


Custodian and Accounting Services - Pursuant to a Custodian Agreement and the Accounting Agency Agreement with the Company, Brown Brothers Harriman ("BBH"), acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Commonwealth Fund Services, Inc. ("CFSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. CFSI is located at

8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board, is the sole owner of CFSI. Therefore, CFSI may be deemed to be an affiliate of the Company and CSS.

CFSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. CFSI is responsible for processing orders and payments for share purchases. CFSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, CFSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board, owns 100% of FDCC, and is its President, Treasurer and a Director. Therefore, FDCC may be deemed to be an affiliate of the Company and CSS. FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous.

The Distributor received the following compensation as a result of the sale of the Predecessor Fund's shares:


-----------------------------------------------------------------------------------------
                           NET
FISCAL YEARS ENDED    UNDERWRITING        COMPENSATION      BROKERAGE         OTHER
   AUGUST 31ST        DISCOUNTS AND      ON REDEMPTIONS    COMMISSIONS    COMPENSATION(1)
                       COMMISSIONS       AND REPURCHASES
-----------------------------------------------------------------------------------------
2010                  $11,284            $22,665           None           $105,761
-----------------------------------------------------------------------------------------
2011                  $   942            $ 5,137           None           $ 96,592
-----------------------------------------------------------------------------------------
2012                  $ 1,593            $ 1,684           None           $ 50,583
-----------------------------------------------------------------------------------------


(1) Fees received pursuant to the Predecessor Fund's Distribution (12b-1) and servicing fees.

Independent Registered Public Accounting Firm - The Company's independent registered public accounting firm, Tait, Weller & Baker LLP, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

For the fiscal year ended August 31, 2012, the Predecessor Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.


The Predecessor Fund paid brokerage commissions of $70,971, $101,002 and $157,762 for the fiscal years ended August 31, 2012, 2011 and 2010, respectively.

The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons", has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended August 31, 2010, 2011 and 2012 the Predecessor Fund paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of August 31, 2012, the Predecessor Fund did not hold any securities of "regular broker-dealers."

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. Under normal market conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 1,500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Investor Shares of the series; Fifteen Million (15,000,000) shares for Institutional Shares of the series.

The Articles of Incorporation of the Company authorizes the Board to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Investor and Institutional shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of CFSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Investor Shares charging a front-end sales charge and charging a distribution (i.e., 12b-1) and service fee; Institutional Shares charging no front-end sales charge, charging a deferred sales charge of 1.00% to shareholders who sell their shares within


                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution for the Fund's Investor Shares and a Distribution and Service Plan for the Fund's Class C Shares (each a "12b-1 Plan" and, together, the "12b-1 Plans") under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plans were incurred within the preceding 12 months and accrued while the 12b-1 Plans are in effect.


The Fund's Investor and Class C shares have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b- 1 under the 1940 Act. Payments for distribution expenses under the 12b-1 Plans are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company." For Investor Shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's Investor Shares' average daily net assets. For Class C Shares, the Plan provides that the Fund will pay a fee to the distributor at an annual rate of 1.00% of Class C Shares' average daily net assets, of which 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. The fees are paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the year ended August 31, 2012, $50,583 was incurred in distribution and shareholder servicing fees by the Predecessor Fund.


Under the Class C Shares' 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to Class C Shareholders: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting services with respect to Class C Shares or the information necessary for sub-accounting services; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in Class C Shares; (vi) responding to customer inquiries; and
(vii) providing a service to invest the assets of customers in Class C Shares.

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class C Shares, in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class C Shares.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES


Purchasing Shares - You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.


The offering price per share for the Fund's Investor and Institutional Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and statements of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.




Exchange Privilege - Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.


You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.


The Fund's procedure is to redeem shares at the NAV next determined after the Fund, Transfer Agent or Authorized Institution receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends or holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account - A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.

Telephone Transactions - You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record.

Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan - The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares.
This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent.
To receive more information, please call the offices of the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans - Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Accounts (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                               TAX STATUS[c2]

Distributions of Net Investment Income - The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

A portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the Fund and shareholders. Absent further legislation, the maximum rates applicable to qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Distributions of Capital Gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions - Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund.

These gains, when distributed, will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions - The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Distribution Requirements - To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you, by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares - Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

                           FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                           THE WORLD FUNDS, INC.
                    8730 Stony Point Parkway, Suite 205
                          Richmond, Virginia 23235
                         Telephone: (800) 527-9525
                          e-mail: mail@ccofva.com

The Annual Report, for the Predecessor Fund, for the fiscal year ended August 31, 2012 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Predecessor Fund included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                      Appendix A

                      TOREADOR RESEARCH & TRADING, LLC
                     Proxy and Corporate Action Voting
                          Policies and Procedures

I.       POLICY.

Toreador Research & Trading, LLC (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.      PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.     PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.       Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.       Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received.

The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.      RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

         o    the name of the issuer of the portfolio security;
         o    the exchange ticker symbol of the portfolio security(1);
         o    the CUSIP number of the portfolio security(1);
         o    the shareholder meeting date;
         o    a brief description of the matter voted on;
         o    whether the matter was put forward by the issuer or a shareholder;
         o    whether the mutual fund voted;
         o    how the mutual fund cast its vote; and
         o    whether the mutual fund cast its vote for or against management.

V.       GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.       Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following:

a.       Proposals to stagger board members' terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c.       Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.       Proposals regarding "fair price" provisions;

f.       Proposals regarding "poison pill" provisions; and

g.       Permitting "green mail".

2.       Providing cumulative voting rights.

B.       Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.       Date and place of annual meeting.

3.       Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.       Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.       Employee Stock Purchase Plans.

10.      Establish 40 1(k) Plans.

C.       Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.       Pay directors solely in stock;

2.       Eliminate director's mandatory retirement policy;

3.       Rotate annual meeting location or date;

4.       Changes in the state of incorporation;

5.       Social and corporate responsibility issues;

6.       Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.       Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.       Elect directors or trustees;

2.       Ratify or approve independent accountants;

3.       Approve a new investment adviser or sub-adviser;

4.       Approve a change to an investment advisory fee;

5.       Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.       Approve a change in the state of incorporation; and

8.       Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

--------------------------------------------------------------------------------

(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

================================================================================

                           PART C - OTHER INFORMATION

ITEM 28.         EXHIBITS

(A)  ARTICLES OF INCORPORATION.

     (a)(1) Articles of Incorporation of The World Funds, Inc. (the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001.

     (a)(2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

     (a)(3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

     (a)(4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000, are incorporated herein by reference to Exhibit No. 23(a)(4) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC Commission on December 26, 2001.

     (a)(5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating the Genomics Fund, are incorporated herein by reference to Exhibit No. 23(a)(5) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

     (a)(6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund, are incorporated herein by reference to Exhibit No. 23(a)(6) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

     (a)(7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on May 12, 2000.

     (a)(8)  Articles Supplementary dated May 24, 2000, as filed with the
             State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on August 18, 2000.

     (a)(9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(1)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 25, 2000.

     (a)(10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby's Ultra Fund, are incorporated herein by reference to Exhibit No. 23(a)(10) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

     (a)(11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, renaming the Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

     (a)(12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2001, reclassifying the existing shares of the Sand Hill Portfolio Manager Fund, CSI Equity Fund and the Genomics Fund as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-29289 and 811-08255), as filed with the SEC on March 13, 2001.

     (a)(13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2001, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, CSI Equity Fund and the GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(j) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

     (a)(14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, renaming Class B Shares of the to CSI Equity Fund as Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on February 7, 2002.

     (a)(15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(15) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on February 7, 2002.

     (a)(16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com to the GenomicsFund, are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 8, 2002.

     (a)(17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to the Chase Mid-Cap Growth Fund; renaming Investment Class Shares of the Chase Mid-Cap Growth Fund to Class A Shares; and renaming Service Class Shares of the Chase Mid-Cap Growth Fund to Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(17) of of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 8, 2002.

     (a)(18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund, are incorporated herein by reference to Exhibit No. 23(a)(18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002.

     (a)(19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares, are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 19, 2002.

     (a)(20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares, are incorporated herein by reference to Exhibit No. 23(a)(20) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 19, 2002.

     (a)(21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the Lara Treasury Management Fund to the Lara U.S. Treasury Fund are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

     (a)(22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(22) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

     (a)(23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming B Shares of the New Market Fund as Institutional Shares; and renaming B Shares of the Third Millennium Russia Fund as Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(23) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

     (a)(24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund, are incorporated herein by reference to Exhibit No. 23(a)(24) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

     (a)(25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund to the Dividend Capital Realty Income Fund, are incorporated herein by reference to Exhibit No. 23(a)(25) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

     (a)(26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (a)(27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(27) of Post-Effective Amendment No. 37 to the Registrant's Registration

             Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (a)(28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming Class Y Shares of the Dividend Capital Realty Income Fund as Class I Shares, are incorporated herein by reference to Exhibit No. 23(a)(28) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (a)(29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund to the Eastern European Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(29) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (a)(30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming Class B Shares of the Eastern European Equity Fund to Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(30) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (a)(31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000, are incorporated herein by reference to Exhibit No. 23(a)(31) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (a)(32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the Lara U.S. Treasury Fund to the Epoch International Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(32) of Post Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 15, 2004.

     (a)(33) Articles Supplementary dated May 6, 2005, as filed with the
             State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(33) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 16, 2005.

     (a)(34) Articles Supplementary dated August 10, 2005, as filed with the State of Maryland on August 10, 2005, creating the REMS Real Estate Value Opportunity Fund, are incorporated herein by reference to Exhibit No. 23(a)(34) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

     (a)(35) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the Class C Shares of the Epoch U.S. All Cap Equity Fund as Class P Shares, are incorporated herein by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 5, 2006.

     (a)(36) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the Class C Shares of the Epoch International Small Cap Fund to Class P Shares, are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 5, 2006.

     (a)(37) Articles Supplementary dated September 29, 2005, as filed with the State of Maryland on September 30, 2005, increasing the authorized shares of the Registrant from 850,000,000 to 1,050,000,000, are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on December 27, 2005.

     (a)(38) Articles Supplementary dated October 21, 2005, as filed with the State of Maryland on October 21, 2005, creating the Epoch Global Equity Shareholder Yield Fund, are incorporated herein by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on November 1, 2005.

     (a)(39) Articles Supplementary dated July 11, 2006, as filed with the State of Maryland on July 14, 2006, creating the Osprey Concentrated Large Cap Value Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(39) of Post Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on August 30, 2006.

     (a)(40) Articles Supplementary dated January 17, 2007, as filed with the State of Maryland on January 19, 2007, creating the Abacus Quantitative Fund, are incorporated herein by reference to Exhibit No. 23(a)(40) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

     (a)(41) Articles Supplementary dated January 17, 2007, as filed with the State of Maryland on January 19, 2007, creating the Abacus Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(41) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

     (a)(42) Articles Supplementary dated January 25, 2007, as filed with the State of Maryland on January 31, 2007, creating the Symphony Wealth Management Ovation Fund, are incorporated herein by reference to Exhibit No. 23(a)(42) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

     (a)(43) Articles Supplementary dated April 10, 2007, as filed with the State of Maryland on April 17, 2007, renaming the GenomicsFund to the Satuit Capital Management Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(43) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

     (a)(44) Articles Supplementary dated October 5, 2007, as filed with the State of Maryland on October 9, 2007, creating The Exceptionator Fund, are incorporated herein by reference to Exhibit No. 23(a)(44) of Post Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on October 15, 2007.

     (a)(45) Articles Supplementary dated September 26, 2008, as filed with the State of Maryland on September 26, 2008, creating the Epoch U.S. Large Cap Equity Fund are incorporated herein by reference to Exhibit No. 23(a)(45) of Post Effective Amendment No. 67 ("PEA 67") to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 26, 2008.

     (B)     BY-LAWS.

By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on June 16, 1997.

(C)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.-

See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on June 16, 1997.

(D)  INVESTMENT ADVISORY CONTRACTS.

     (d)(1) Investment Advisory Agreement dated between Third Millennium Investment Advisors, LLC and the Registrant, with respect to the Third Millennium Russia Fund, is incorporated herein by reference to Exhibit No. 23(d)(2) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 31, 2008.

     (d)(2) Investment Advisory Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund), is incorporated herein by reference to Exhibit No. 23(d)(15) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

     (d)(3)  Sub-Advisory Agreement dated November 8, 2004 between
             Commonwealth Capital Management and Vontobel Asset Management, Inc., with respect to Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(d)(16) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

     (d)(4)  Investment Advisory Agreement dated November 1, 2005 between
             Real Estate Management Services Group, LLC and the Registrant, with respect to the REMS Real Estate Value-Opportunity Fund, is incorporated herein by reference to Exhibit No. 23(d)(12) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(E)  UNDERWRITING CONTRACTS.

     (e)(1)  Distribution Agreement dated August 23, 2006, as amended
             October 12, 2006, between First Dominion Capital Corporation and the Registrant is incorporated herein by reference to Exhibit No. 23(e) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(F)  BONUS OR PROFIT SHARING CONTRACTS.

Not Applicable.

(G)  CUSTODIAN AGREEMENTS.

     (g)(1)  Custodian Agreement dated July 25, 2005 between Brown
             Brothers Harriman & Co. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(1) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

     (g)(2) Custody Agreement dated November 8, 2004 between UMB Bank and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(2) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as
             filed with the SEC on May 1, 2007.

     (g)(3)  Foreign Custody Manager Delegation Agreement dated June 26,
             1998 between Brown Brothers Harriman & Co. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(H)  OTHER MATERIAL CONTRACTS.

     (h)(1) Administration Services Agreement dated August 23, 2006, as amended October 12, 2006, with amended and restated Schedule A dated November 1 2008, between Commonwealth Shareholder Services, Inc. and the Registrant are incorporated herein by reference to Exhibit No. 23(H)(1)(a) of PEA 67.

     (h)(2)  Transfer Agency and Services Agreement dated August 23,
             2006, as amended October 12, 2006, with amended and restated Schedule C dated November 1, 2008, between Fund Services, Inc. and the Registrant are incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA 67.

     (h)(3) Accounting Services Agreement dated August 23, 2006, as amended October 12, 2006, with amended and restated Schedule A, between Commonwealth Fund Accounting, Inc. and the Registrant are incorporated herein by reference to Exhibit No. 23(h)(3)(a) of PEA 67.

     (h)(4)  Expense Limitation Agreement between Third Millennium
             Investment Advisers, LLC and the Registrant, with respect to the Third Millennium Russia Fund, and further supplemented by commitments made by Commonwealth Capital Management, First Dominion Capital Corporation and Commonwealth Shareholder Services, are incorporated herein by reference to Exhibit No. 23(h)(4)(b) of PEA 67.

     (h)(5) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Class A Shares of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(i) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (h)(6) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Class C Shares of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(j) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (h)(7) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Institutional Shares (formerly Class B Shares) of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(k) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

     (h)(8)  Expense Limitation Agreement dated November 25, 2005 between
             Real Estate Management Services Group, LLC and the Registrant, with respect to the REMS Real Estate Value Opportunity Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(n) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(I)  LEGAL OPINION.

Opinion of Jones & Keller, P.C. - to be filed by amendment.

(J)  OTHER OPINIONS


(K)  OMITTED FINANCIAL STATEMENTS.

Not Applicable.

(L)  INITIAL CAPITAL AGREEMENTS.

Not Applicable.

(M)  RULE 12B-1 PLANS.

(m)(1)  REMS Real Estate Income 50/50 Fund (formerly CSI Equity Fund)

           (m)(1)(a)Distribution and Service Plan for Class A Shares dated June 12, 2001 is incorporated herein by reference to Exhibit No. 23(m)(1)(a) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.


(m)(2)  Third Millennium Russia Fund

           (m)(2)(a) Distribution and Service Plan for Class A Shares dated November 6, 2002 is incorporated herein by reference to Exhibit No. 23(m)(2)(a) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

          (m)(2)(b) Distribution and Service Plan for Class B Shares (now known as Institutional Shares) dated August 4, 2003 is incorporated herein by reference to Exhibit No. 23(m)(2)(b) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

          (m)(2)(c) Distribution and Service Plan for Class C Shares dated August 4, 2003 is incorporated herein by reference to Exhibit No. 23(m)(2)(c) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(m)(3)  Eastern European Equity Fund

          (m)(3)(a) Distribution and Service Plan for Class A Shares dated November 8, 2004 is incorporated herein by reference to Exhibit No. 23(m)(4)(a) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

          (m)(3)(b) Distribution and Service Plan for Class C Shares dated November 8, 2004 is incorporated herein by reference to Exhibit No. 23(m)(4)(b) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(N)     RULE 18F-3 PLANS

      (n)(1) Rule 18f-3 Multiple Class Plan with respect to the CSI Equity Fund(now REMS Real Estate Income 50/50 Fund) dated June 12, 2001 is incorporated herein by reference to Exhibit No. 23(n)(4) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form

             N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

      (n)(2) Rule 18f-3 Multiple Class Plan dated November 6, 2002 with respect to the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(2) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

      (n)(4) Rule 18f-3 Multiple Class Plan dated November 8, 2004 with respect to the Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(n)(4) of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on January 31, 2007.

(O)   RESERVED.

(P)   CODES OF ETHICS

      (p)(1) Combined Code of Ethics for the Registrant and The World Insurance Trust, also adopted by Commonwealth Capital Management (the investment adviser for the Eastern European Equity Fund) and First Dominion Capital Corporation (the distributor for the Registrant), are incorporated herein by reference to Exhibit No. 23(p)(1) of PEA 67.

      (p)(2) Code of Ethics of Third Millennium Investment Advisors LLC (the investment adviser to Third Millennium Russia Fund) to be filed by amendment.

      (p)(3) Code of Ethics of Vontobel Asset Management, Inc. (the investment sub-adviser to Eastern European Equity Fund) to be filed by amendment.

      (p)(4) Code of Ethics of Real Estate Management Services Group, LLC
             (the investment adviser for the REMS Real Estate Value Opportunity
             Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

(Q)   POWERS OF ATTORNEY.

      (q)(1) Powers-of-Attorney for each of Messrs. Samuel Boyd, Jr.,
             Paul M. Dickinson and William E. Poist are incorporated herein by reference to Exhibit No. 23(q)(1) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 1, 2007.

ITEM 29.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30.         INDEMNIFICATION.

Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.         BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

--------------------------------------------------------------------------------
NAME OF INVESTMENT ADVISER/SUB-ADVISER                        FORM ADV FILE NO.
================================================================================
Commonwealth Capital Management, LLC                          801-60040
================================================================================
Vontobel Asset Management, Inc.                               801-21953
================================================================================
Real Estate Management Services Group, LLC                    801-61061
Toreador Research and Trading, LLC                            801-66461
================================================================================

ITEM 32.         PRINCIPAL UNDERWRITERS.

     (a) First Dominion Capital Corporation also acts as underwriter to World Funds, Inc., The World Insurance Trust, World Funds Trust and DGHM Funds Trust.

     (b)    First Dominion Capital Corp.

The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by First Dominion Capital Corporation with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

     (c)    Not Applicable.

ITEM 33.         LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:


(a) Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(b) UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund).

(c) Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as transfer agent to the Funds).

(d) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(e) Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022 (records relating to its function as the investment sub-adviser to the Eastern European Equity Fund).

(f) First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

(g) Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds).

(h) Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to the Eastern European Equity Fund).

(i) Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS Real Estate Value Opportunity Fund).

(j) Toreador Research and Trading, LLC, 7493 North Ingram, Suite 104, Fresno, CA 93711 (records relating to its function as the investment adviser to the Toreador International Fund).

ITEM 34.         MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 35.         UNDERTAKINGS.

None.

================================================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 (the "Securities Act") and the Registrant has duly caused this Post-Effective Amendment No 88 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 2nd day of January 2013.

THE WORLD FUNDS, INC.

By: /s/ John Pasco, III
John Pasco, III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE               TITLE                                              DATE
/s/ John Pasco III      Director, Chairman and Chief Executive Officer     January 2, 2013

Samuel Boyd, Jr.*       Director                                           January 2, 2013
Paul M. Dickinson*      Director                                           January 2, 2013
William E. Poist*       Director                                           January 2, 2013
Karen Shupe*            Treasurer and Chief Financial Officer              January 2, 2013

*By: /s/ John Pasco,III
John Pasco, III
Attorney-in-fact pursuant to Powers of Attorney are incorporated herein by reference to Exhibit No. 23(q)(1) of Post Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on May 1, 2007.

================================================================================

EXHIBIT INDEX

Consent of Tait Weller & Baker

Form of Investment Advisory Agreement between the World Funds Inc., on behalf of the Toreador International Fund, and Toreador Research & Trading, LLC